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                                                                    EXHIBIT 23.1



                       Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-30943 and 333-50519) and Form S-3 (No. 333-80379) of 8x8, Inc. of our report dated January 22, 1999, appearing on
Exhibit 99.3 to this Form 8-K/A.



KPMG Fiduciaire de France
Nice, France
August 9, 1999